C.H. ROBINSON
WORLDWIDE, INC.

© 2011 C.H. Robinson Worldwide, Inc. All Rights Reserved

1 Earnings Conference Call – Third Quarter 2011 October 25, 2011 John Wiehoff, Chairman & CEO Chad Lindbloom, CFO Angie Freeman, VP Investor Relations Exhibit 99.2

Safe Harbor Statement
Except for the historical information contained herein, the matters set forth in this presentation and the accompanying earnings release are forward-looking statements that represent our expectations, beliefs, intentions or strategies concerning future events. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience or our present expectations, including, but not limited to such factors as changes in economic conditions, including uncertain consumer demand;
changes in market demand and pressures on the pricing for our services; competition and growth rates within the third party logistics industry; freight levels and increasing costs and availability of truck capacity or alternative means of transporting freight, and changes in relationships with existing truck, rail, ocean and air carriers; changes in our customer base due to possible consolidation among our customers; our ability to integrate the operations of acquired companies with our historic operations successfully; risks associated with litigation and insurance coverage; risks associated with operations outside of the U.S.; risks associated with the potential impacts of changes in government regulations; risks associated with the produce industry, including food safety and contamination issues; fuel prices and availability; and the impact of war on the economy; and other risks and uncertainties detailed in our Annual and
Quarterly Reports.

Financial Results
2011 2010 % Change 2011 2010 % Change
Total revenues $2,694,928 $2,420,357 11.3% $7,768,062 $6,948,956 11.8%
Total net revenues $423,066 $382,580 10.6% $1,231,273 $1,079,814 14.0%
Income from
operations
$183,965 $166,333 10.6% $520,775 $458,795 13.5%
Net income $114,347 $102,627 11.4% $322,398 $283,865 13.6%
Earnings per share
(diluted)
$0.70 $0.62 12.9% $1.95 $1.71 14.0%
Three months ended September 30 Nine months ended September 30
In thousands, except per share amounts

© 2011 C.H. Robinson Worldwide, Inc. All Rights Reserved

Transportation Results Q3 2011
•
Transportation net revenue growth was driven primarily by Truckload price increases compared to Q3 2010
•
Transportation net revenue margin was slightly less than the 10-year average for third quarters
2011 2010 % Change 2011 2010 % Change
Total revenues $2,280,208 $2,026,154 12.5% $6,540,266 $5,629,334 16.2%
Total net revenues $374,477 $336,564 11.3% $1,085,244 $931,356 16.5%
Net revenue margin 16.4% 16.6% -1.1% 16.6% 16.5% 0.3%
Three months ended September 30 Nine months ended September 30
TRANSPORTATION  in thousands
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Q1 17.5% 17.7% 17.8% 16.8% 17.4% 18.3% 20.2% 18.2% 22.6% 17.4%
Q2 16.9% 16.1% 15.9% 15.4% 16.3% 17.1% 17.9% 15.4% 20.6% 15.8%
Q3 16.6% 15.6% 16.0% 15.9% 16.3% 17.5% 18.0% 15.9% 19.8% 16.6%
Q4 16.0% 16.2% 15.8% 16.0% 15.7% 18.3% 17.7% 19.0% 18.3% 17.6%
TRANSPORTATION MARGIN PERCENTAGE
2011
17.2%
16.2%
16.4%

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© 2011 C.H. Robinson Worldwide, Inc. All Rights Reserved

Truck Results Q3 2011
2011 2010 % Change 2011 2010 % Change
$321,366 $284,200 13.1% $930,168 $785,782 18.4%
Three months ended September 30 Nine months ended September 30
TRUCK NET REVENUES in thousands
Quarter Year to Date
Volume 4% 5%
Pricing * 4% 6%
Net revenue margin
TRUCKLOAD Quarter Year to Date
Volume 15% 15%
Pricing
Net revenue margin
LTL
Year over year change
Year over year change
*Excluding estimated impact of fuel
•
Truckload net revenue growth was driven primarily by increased pricing
•
Truckload net revenue margin was reduced by the higher cost of fuel
•
Within the quarter, Truckload volume growth was consistent; Truckload net revenue margin declined as the quarter progressed
•
North American Truckload volume growth per business day through October 24 is approximately 6.5%
•
Less-than-Truckload (LTL) net revenue growth was driven primarily by increased volumes

Intermodal Results Q3 2011
•
Net revenue growth was driven by volume growth and increased pricing compared to Q3
2010
•
Continued success with committed equipment
2011 2010 % Change 2011 2010 % Change
$10,538 $9,188 14.7% $31,000 $27,109 14.4%
Three months ended Sept. 30 Nine months ended Sept. 30
INTERMODAL NET REVENUES  in thousands
Quarter Year to Date
Volume
Pricing
Net revenue margin
Year over year change

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© 2011 C.H. Robinson Worldwide, Inc. All Rights Reserved

C.H. ROBINSON WORLDWIDE, INC.

Ocean & Air Results Q3 2011
•
Ocean net revenue growth was driven primarily by increased volumes
•
Air net revenue decline was driven by decreased volumes and net revenue margin compression
2011 2010 % Change 2011 2010 % Change
Ocean $17,881 $17,057 4.8% $49,851 $44,049 13.2%
Air $9,940 $11,453 -13.2% $30,560 $31,559 -3.2%
Three months ended Sept. 30 Nine months ended Sept. 30
NET REVENUES  in thousands
Quarter Year to Date
Volume
Pricing
Net revenue margin
OCEAN
Quarter Year to Date
Volume
Pricing
Net revenue margin
AIR
Year over year change
Year over year change

© 2011 C.H. Robinson Worldwide, Inc. All Rights Reserved

C.H. ROBINSON
WORLDWIDE, INC.

Other Logistics Services Results Q3 2011
•
Other Logistics Services includes Transportation Management Fees, Customs, Warehousing,
and Small Parcel
•
Management Fee and Customs growth were offset by results of other services in this category
2011 2010 % Change 2011 2010 % Change
$14,752 $14,666 0.6% $43,665 $42,857 1.9%
Three months ended September 30
Nine months ended September 30
NET REVENUES  in thousands

© 2011 C.H. Robinson Worldwide, Inc. All Rights Reserved

Sourcing Results Q3 2011
•
Sourcing net revenue growth was driven by a change in our mix of services
•
Acquisition of Timco, melon category provider, on September 26
2011 2010 % Change 2011 2010 % Change
Total revenues $399,220 $380,108 5.0% $1,182,784 $1,278,837 -7.5%
Total net revenues $33,089 $31,921 3.7% $101,017 $107,673 -6.2%
Net revenue margin 8.3% 8.4% -1.3% 8.5% 8.4% 1.4%
Three months ended Sept. 30 Nine months ended Sept.  30
SOURCING  in thousands

Payment Services Results Q3 2011
•
Volume growth was driven by increase in MasterCard
®
services
•
Increased fees were driven by higher fuel prices
2011 2010 % Change 2011 2010 % Change
$15,500 $14,095 10.0% $45,012 $40,785 10.4%
Three months ended Sept. 30 Nine months ended Sept. 30
PAYMENT SERVICES  in thousands
Quarter Year to Date
Volume
Pricing
Year over year change

© 2011 C.H. Robinson Worldwide, Inc. All Rights Reserved

C.H. ROBINSON WORLDWIDE, INC.

Summarized Income Statement
2011 2010 % Change 2011 2010 % Change
Total net revenues $423,066 $382,580 10.6% $1,231,273 $1,079,814 14.0%
Operating expenses:
Personnel expenses $178,117 $161,947 10.0% $532,171 $462,793 15.0%
Percent of net revenues 42.1% 42.3% 43.2% 42.9%
Other operating expenses $60,984 $54,300 12.3% $178,327 $158,226 12.7%
Percent of net revenues 14.4% 14.2% 14.5% 14.7%
Total Operating expenses $239,101 $216,247 10.6% $710,498 $621,019 14.4%
Income from Operations $183,965 $166,333 10.6% $520,775 $458,795 13.5%
Percent of net revenues 43.5% 43.5% 42.3% 42.5%
Three months ended September 30 Nine months ended September 30
In thousands, except per share amounts
•
Overall, operating expense growth was in line with growth of business
•
For the quarter, personnel expense as a percentage of net revenues decreased slightly
•
Total net revenue growth per business day through October 24 is approximately 6%

2011 2010 % Change 2011 2010 % Change
Net cash provided by
operating activities
$214,701 $127,263 68.7% $293,555 $137,136 114.1%
Capital expenditures, net $9,296 $8,970 3.6% $29,081 $21,715 33.9%
Three months ended Sept. 30 Nine months ended Sept. 30
Quarter
Year to
Date
Shares repurchased 1,408,314 2,280,802
Average price per
share
$68.88 $70.81
Cash used for share
repurchases
$96,999 $161,498
Sept. 30, 2011
Cash & investments $382,737
Current assets $1,656,748
Total assets $2,179,438
Current liabilities $896,709
Stockholder’s equity $1,268,224
Long term debt $0
CASH FLOW DATA
2011
BALANCE SHEET DATA REPURCHASES OF COMMON STOCK
Other Financial Information
In thousands, except per share amounts

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